EXHIBIT 99.1

                            SHARE EXCHANGE AGREEMENT

      THIS SHARE EXCHANGE AGREEMENT is made June 16, 2004, by and between Cyco.Net, Inc., a Nevada corporation ("Cyco.Net"), and the board of directors of Pluto Communications International A.S., a Norwegian company ("Pluto") and additionally requires the acceptance by the Pluto Shareholders at a shareholder meeting to be held no later than June 24, 2004 by execution of an acceptance by each Shareholder in accordance with Section 5.4 below no later than June 28, 2004.

      WHEREAS, Cyco.Net desires to acquire all of the issued and outstanding shares of common stock of Pluto in exchange for an aggregate of 5,010,495 authorized but unissued restricted shares of the common stock, $.001 par value, of Cyco.Net (the "Common Stock") (the "Exchange Offer"); and

      WHEREAS, Pluto desires to assist Cyco.Net in a business combination which will result, if Pluto's shareholders desire to participate, in Cyco.Net holding 100%of the issued and outstanding shares of Pluto's common stock; and

      WHEREAS, the voluntary share exchange contemplated hereby will result in the Pluto shareholders tendering all or substantially all of the outstanding common stock of Pluto to Cyco.Net in exchange SOLELY for the Common Stock and no other consideration, which the parties hereto intend to treat as a tax free exchange of shares under U.S. Internal Revenue Code Section 368(a)(1)(B).

      NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE 1

                             EXCHANGE OF SECURITIES

      1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, Cyco.Net agrees to offer 2.1 shares of Common Stock for each share of Pluto common stock issued and outstanding, or a total of 5,010,495 shares of Cyco.Net's Common Stock. The Common Stock will be issued directly to the shareholders of Pluto who accept the Exchange Offer.

      1.2 Exemption from Registration. The parties hereto intend that the Common Stock to be issued by Cyco.Net to Pluto shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder. Within 90 days of closing, Cyco shall file with the SEC to register the shares that will have been exchanged hereunder and will endeavor to complete such registration in a timely manner. It is understood by the parties that such registration may take approximately 90 to 12 days, but thisd is not in the control of Cyco.

      1.3 Investment Intent. Prior to the consummation of the Exchange Offer, the shareholders of Pluto accepting the Exchange Offer shall execute Letters of Acceptance and such other documents containing, among other things, representations and warranties relating to investment intent and investor status, restrictions on transferability and restrictive legends such that the counsel for both Cyco.Net and Pluto shall be satisfied that the offer and sale of Cyco.Net shares as contemplated by this Agreement shall be exempt from the registration requirements of the Act and any applicable state blue sky laws.

                                    ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF PLUTO

      Except as disclosed in Schedule 2 which is attached hereto and incorporated herein by reference, Pluto hereby represents and warrants to Cyco.Net that:

      2.1 Organization. Pluto is a Corporation duly organized, validly existing, and in good standing under the laws of Norway, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

      2.2 Capital. The authorized capital stock of Pluto consists of 2,385,950 shares of Common Stock. All of the issued and outstanding shares of Pluto are duly authorized, validly issued, fully paid, and nonassessable. Except as set forth in Schedule 2, there are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating Pluto to issue any additional shares of its capital stock of any class.

      2.3 Subsidiaries. Pluto does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation) except as disclosed in Schedule 2.

      2.4 Directors and Officers. Schedule 2 contains the names and titles of all directors and officers of Pluto ------------------------ as of the date of this Agreement.

      2.5 Financial Statements. Pluto has delivered to Cyco.Net its audited balance sheet and statement of operations for the period ended December 31, 2003 and its unaudited balance sheet and statement of operations as of and for the period through April 30, 2004 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition of the Company as of April 30, 2004.

      2.6 Absence of Changes. Since April 30, 2004, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Pluto's knowledge, Pluto has conducted its business only in the ordinary course and has not experienced or suffered any material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects of Pluto or waived or surrendered any claim or right of material value.

      2.7 Absence of Undisclosed Liabilities. Neither Pluto nor any of its properties or assets are subject to any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Cyco.Net or have otherwise been disclosed in writing to Cyco.Net.

      2.8 Tax Returns. Within the times and in manner prescribed by law, Pluto has filed all federal, state and local tax returns required by law, or has filed extensions which have not yet expired, and has paid all taxes, assessments and penalties due and payable.

      2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Cyco.Net and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial conditions of Pluto. Pluto shall make available to Cyco.Net and/or its attorneys all books and records of Pluto.

      2.10 Trade Names and Rights. Schedule 2 sets forth a complete and accurate schedule of (i) all registered trademarks and service marks and all trademark and service mark applications, including country of filing, filing number, date of issue and expiration date used in the business of Pluto; and (ii) all registered copyrights of property owned by Pluto. Except as set forth in such schedule, to Pluto's knowledge, no third party has asserted, or threatened to assert against Pluto or any of its officers or directors any conflicting rights to any intellectual property and Pluto has no knowledge of facts that Pluto believes could reasonably be expected to give rise to such a claim.

      2.11 Compliance with Laws. To the best of Pluto's knowledge, Pluto has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, except for matters which would not have an material affect on Pluto or its properties.

      2.12 Litigation. Pluto is not party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of Pluto, threatened against or affecting Pluto or its business, assets or financial condition, except for matters which would not have a material affect on Pluto or its properties. Pluto is not in default with respect to any order, writ , injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Pluto is not engaged in any lawsuit to recover any material amount of monies due to it.

      2.13 Authority. Pluto has full corporate power and authority to enter into this Agreement. The board of directors of Pluto has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Pluto and the performance of the obligations of Pluto under this Agreement. No other corporate proceedings on the part of Pluto are necessary to authorize the execution and delivery of this Agreement by Pluto in the performance of its obligations under this Agreement. This Agreement is, when executed and delivered by Pluto, and will be a valid and binding agreement of Pluto, enforceable against Pluto in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

      2.14 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Pluto of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will to the best of Pluto's knowledge; (a) materially violate any provision of Pluto's articles of incorporation or bylaws; (b) with or without the giving notice or the passage of time, or both, violate, or be in conflict with, or constitute a material default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Pluto, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Pluto is bound; (d) result in the creation or imposition of any security interest, lien, or other encumbrance upon any material property or assets of Pluto; or (e) violate any material statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Pluto is bound or subject.

      2.15 Full Disclosure. None of the representations and warranties made by Pluto herein, or in any schedule, exhibit or certificate furnished or to be furnished in connection with this Agreement by Pluto, or on its behalf, contains or will contain any untrue statement of material fact.

      2.16 Assets. Pluto has good and marketable title to all its tangible properties and such tangible properties are not subject to any material liens or encumbrances except as disclosed in the financial statements.

      2.17 Material Contracts and Obligations. Attached hereto on Schedule 2 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which Pluto is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by the Company in excess of 50,000 NOK; or which involve transactions or proposed transactions between the Company and its officers, directors, affiliates or any affiliate thereof. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by Cyco.Net and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

      2.18 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Pluto in connection with; (a) the execution and delivery by Pluto of this Agreement; (b) the performance by Pluto of its obligations under this Agreement; or (c) the consummation by Pluto of the transactions contemplated under this Agreement.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF CYCO.NET

      Except as disclosed in Schedule 3 which is attached hereto and incorporated herein by reference, Cyco.Net represents and warrants to Pluto that:

      3.1 Organization. Cyco.Net is a corporation duly organized, valid existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on business.

      3.2 Capitalization. The authorized capital stock of Cyco.Net consists of 100,000,000 shares of $.001 par values Common Stock of which [approximately 87,000,000] shares of Common Stock are currently issued and outstanding. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Cyco.Net to issue or to transfer from treasury any additional shares of its capital stock of any class.

      3.3 Subsidiaries. Cyco.Net currently has two wholly owned subsidiaries which are set forth in Schedule 3. -------------

      3.4 Directors and Officers. Schedule 3 contains the names and titles of all directors and officers of ------------------------- Cyco.Net as of the date of this Agreement.

      3.5 Financial Statements. Cyco.Net has delivered to Pluto its audited balance sheet and statements of operations and cash flows as of and for the period ended December 31, 2003 and its unaudited balance sheet and statements of operations and cash flows as of and for the period ended March 31, 2004 (collectively the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the specified dates, and for the periods, indicated therein.

      3.6 Absence of Changes. Since December 31, 2003, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Cyco.Net's knowledge, Cyco.Net has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

      3.7 Absence of Undisclosed Liabilities. Neither Cyco.Net nor any of its properties or assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Pluto.

      3.8 Tax Returns. Within the times and in the manner prescribed by law, Cyco.Net has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

      3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Pluto shall have the opportunity to meet with Cyco.Net's accountants and attorneys to discuss the financial condition of Cyco.Net. Cyco.Net shall make available to Pluto all books and records of Cyco.Net.

      3.10 Compliance With Laws. To the best of Cyco.Net's knowledge, Cyco.Net has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business or with which it is otherwise required to comply.

      3.11 Litigation. Cyco.Net is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Cyco.Net, threatened against or affecting Cyco.Net or its business, assets, or financial condition, except as set forth in Schedule 3. Cyco.Net is not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department agency, or instrumentality. Cyco.Net is not engaged in any legal action to recover moneys due to it.

      3.12 No Pending Investigation. Cyco.Net is not aware of any pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding Cyco.Net or any officers or directors of Cyco.Net or any shareholders or controlling persons of such shareholders.

      3.13 Authority. Cyco.Net has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of Cyco.Net has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Cyco.Net, the performance of the obligations of Cyco.Net under this Agreement and the consummation by Cyco.Net of the transactions contemplated under this Agreement. No other corporate proceedings on the part of Cyco.Net are necessary to authorize the execution and delivery of this Agreement by Cyco.Net in the performance of its obligation under this Agreement. This Agreement is, and when executed and delivered by Cyco.Net, will be valid and binding agreement of Cyco.Net, enforceable against Cyco.Net in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

      3.14 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Cyco.Net of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will, to the best of Cyco.Net's knowledge: (a) violate any provision of Cyco.Net's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Cyco.Net, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Cyco.Net is bound; (d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of Cyco.Net; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Cyco.Net is bound or subject.

      3.15 Validity of Cyco.Net Shares. The Shares of Cyco.Net Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

      3.16 Full Disclosure. None of the representations and warranties made by Cyco.Net herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Cyco.Net, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

      3.17 Assets. Cyco.Net has good and marketable title to all its tangible properties and such tangible properties are not subject to any material liens or encumbrances except as disclosed in the financial statements.

      3.18 Material Contracts and Obligations. Attached hereto on Schedule 2 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which Cyco.Net is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by the Company in excess of US$40,000; or which involve transactions or proposed transactions between the Company and its officers, directors, affiliates or any affiliate thereof. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by Cyco.Net and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

      3.19 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Cyco.Net in connection with: (a) the execution and delivery by Cyco.Net of its obligations under this Agreement; (b) performance by Cyco.Net of its obligations under this Agreement; or (c) the consummation by Cyco.Net of the transactions contemplated by this Agreement.

                                    ARTICLE 4

                                    COVENANTS

      4.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

      4.2 Conduct of Business. Prior to the Closing, Cyco.Net and Pluto shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without prior written approval of the other party, except in the regular course of business or as contemplated in previously disclosed contractual obligations. Pluto shall not amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business except as otherwise contemplated herein.

                                    ARTICLE 5

                 CONDITIONS PRECEDENT TO CYCO.NET'S PERFORMANCE

      5.1 Conditions. The obligations of Cyco.Net hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 5. Cyco.Net may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Cyco.Net of any other condition of or any of Cyco.Net's other rights or remedies, at law or in equity, if Pluto shall be in default of any of their representations, warranties, or covenants under this Agreement.

      5.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Pluto in this Agreement or in any written statement that shall be delivered to Cyco.Net by Pluto under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      5.3 Performance. Pluto shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

      5.4 Acceptance by Pluto Shareholders. The holders of not less than 91% of the issued and outstanding shares of common stock of Pluto shall have agreed to exchange their shares for shares of Cyco.Net Common Stock. If holders of at least 91% of the issued and outstanding shares of common stock of Pluto do not agree to exchange their shares for shares of Cyco.Net Common Stock, then Cyco.Net shall have the option of terminating this agreement in its entirety or of waiving this condition and completing an exchange with the accepting Pluto shareholders.

      5.5 Employment Agreements for Employees of Pluto. On or before the Closing Date, Svein Erik Sauskanjger, Tommy Stiansen, Symmoeve Skjelbreid, Stian Sjeldstad and Helge Wagenknecht Johnsen shall have entered into employment agreements with Pluto which are satisfactory to Cyco.Net.

      5.5 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Pluto on or before the Closing.

      5.6 Officers's Certificate. Pluto shall have delivered to Cyco.Net a certificate, dated the Closing Date, and signed by the Chief Executive Officer of Pluto, certifying that each of the conditions specified in Sections 5.2 trough 5.5 hereof have been fulfilled.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO PLUTO'S PERFORMANCE

      6.1 Conditions. Pluto's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. Pluto may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Pluto of any other condition of or any of Pluto's rights or remedies, at law or in equity, if Cyco.Net shall be in default of any of its representations, warranties, or covenants under this Agreement.

      6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Cyco.Net in this Agreement or in any written statement that shall be delivered to Pluto by Cyco.Net under this Agreement shall be true and accurate on and as of the Closing Date as though made at the time.

      6.3 Performance. Cyco.Net shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

      6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Cyco.Net on or before the Closing Date.

      6.5 Officers' Certificate. Cyco.Net shall have delivered to Pluto a certificate, dated the Closing date and signed by the President of Cyco.Net certifying that each of the conditions specified in Sections 6.2 through 6.7 have been fulfilled.

                                    ARTICLE 7

                                     CLOSING

      7.1 Closing. The Closing of this transaction shall be held at the offices of Cyco.Net, McClean Virginia, USA, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties, but in no event shall the Closing be later than [4 WEEKS AFTER ACCEPTANCE BY PLUTO SHAREHOLDERS ] July 31, 2004. At the Closing:

      7.2 Pluto shall deliver Letters of Acceptance and the certificates representing the shares of Pluto held by the shareholders of Pluto accepting the Exchange Offer ("Accepting Shareholders") to Cyco.Net.

      7.3 Each Accepting Shareholder shall receive a certificate or certificates representing the number of shares of Cyco.Net Common Stock for which the shares of Pluto common stock shall have been exchanged.

      7.4   Cyco.Net shall deliver an officer's certificate, as described in
            Section 6.8 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Cyco.Net are true and correct as of, or have been fully performed and complied with by, the Closing Date.

      7.5 Cyco.Net shall deliver a signed Consent and/or Minutes of the Directors of Cyco.Net approving this Agreement and each matter to be approved by the Directors of Cyco.Net under this Agreement.

      7.6   Pluto shall deliver an officer's certificate, as described in
            Section 5.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Pluto are true and correct as of, or have been fully performed and complied with by, the Closing Date.

      7.7 Pluto shall deliver a signed Consent or Minutes of the Directors of Pluto approving this Agreement and each matter to be approved by the Directors of Pluto under this Agreement.

                                    ARTICLE 8

                                  MISCELLANEOUS

      8.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

      8.2 No Oral Change. This Agreement and any provision hereof, many not be waived changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      8.3 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and
            (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

      8.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

      8.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

      8.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Virginia, USA except to the extent its conflict of laws provisions would apply the laws of another jurisdiction.

      8.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is being given, by first class mail, registered or certified, postage prepaid, and properly addressed as follow:

            Cyco.Net:

            Cyco.Net, Inc.
            8280 Greensboro Drive
            Suite 100
            McLean, Virginia 22102
            USA

            Pluto:

            Pluto Communications International A S
            Fornebuveien 31, 1324 Lysker
            Norway

      8.8 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

      8.9 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other further actions as may be necessary or convenient to effect the transaction described herein.

      8.10 Brokers. The parties hereto represent and agree that no broker has brought about the aforementioned transaction.

      8.11 Announcements. Cyco.Net and Pluto will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

      8.12 Expenses. Pluto and Cyco.Net will pay their own expenses reasonably incurred in connection with this transaction.

      8.13 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

      AGREED TO AND ACCEPTED as of the date first above written.

CYCO.NET INC.                              PLUTO COMMUNICATIONS INTERNATIONAL AS

By: /s/ Richard Urrea                       By: /s/ Tom Adolfsen
   ---------------------------------            --------------------------------
   President/CEO                                Chairman

                                   SCHEDULE 2

                                      PLUTO
                                    ("Pluto")

      2.2   Capital. [DESCRIPTION OF OPTION PLAN CURRENTLY IN PLACE]

      2.4   The Officers and Directors of Pluto are as follows:

            Name                                                 Position

      2.10  Trade Names and Rights:

      2.17  Material Contracts and Obligations.

                                   SCHEDULE 3

                              CYCO.NET INCORPORATED
                                  ("Cyco.Net")

      3.4   Directors and Officers of Cyco.Net:

      3.19  Material Contracts of Cyco.Net: